SCHEDULE 14A INFORMATION

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

Slide Graphics

                        The Creation of a Global Leader in
                            Internet, New Media and
                                Communications


Terra
Lycos
Telefonica
Bertelsmann


[GRAPHIC OMITTED]

                            Safe-Harbor Statement

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this release address the following subjects: expected date of closing the merger; future financial and operating results; and timing and benefits of the merger.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Terra's and Lycos's businesses will not be integrated successfully; costs related to the merger; failure of the Terra or Lycos stockholders to approve the merger; inability to further identify, develop and achieve success for new products, services and technologies; increase competition and its effect on pricing, spending, third-party relationships and revenues; inability to establish and maintain relationships with commerce, advertising, marketing, technology, and content providers.

For a detailed discussion of these and other cautionary statements, please refer to Terra's filings with the Securities and Exchange Commission, including the Risk Factors section of Terra's F-1 filing that became effective in November 1999, and Lycos's filings with the Securities and Exchange Commission, including the section titled "Factors Affecting the Company's Business, Operating Results and Financial Condition" of the Management's Discussion and Analysis in its From 10-K for the year ended July 31, 1999 and the Risk Factors section of Lycos's S-3 filing that became effective in March, 2000.

Investors and security holders are urged to read the joint proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information, when it becomes available, because it will contain important information. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Terra and Lycos. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Terra and Lycos with the Commission at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Terra.

[GRAPHIC OMITTED]

                               Mission Statement


                     To be the leading global provider of

                                    Access

                                   Content

                                 and Commerce
[GRAPHIC OMITTED]

                 The Creation of a Global Leader in Internet,
                         New Media and Communications


Global presence                         37 Countries

Scale:                                  175 Million page views per day
                                        More than 40 Million unique visitors
                                        $600 Million -- 2000E revenues

Growth in Major Areas                   Latin America 37%
                                        Asia 31%
                                        U.S. 23%
                                        Europe 22%

Diversified Revenues                    Advertising    52%
                                        ISP            26%
                                        E-Commerce     22%


Strategic Alliances                     Telefonica
                                        Bertelsmann

Broadband Access                        ADSL
                                        Cable
                                        Satellite
                                        Wireless

* # of Internet users

                             Transaction Summary


Exchange Ratio:          $97.55 dollars for every Lycos share

Collar:                  Symmetrical 20%

Structure:               Tax free exchange of shares

Accounting:              Purchase

Listing:                 Madrid, NASDAQ

Closing Conditions:      Shareholder votes

                         Regulatory approval and other customary conditions

Expected Closing:        Calendar 3Q '00


Telefonica                                      Bertelsmann

Telefonica will underwrite a $2 Billion         Bertelsmann commits to a
Terra rights offering at $56.13, to be          broad world-wide alliance
commenced prior to the closing                  and enters $1 Billion,
                                                5-year commerce agreement

Telefonica Mobile will form a joint venture with Terra Lycos for a global wireless unit.

                          Summary of the Multiples of
                                the Transaction


Implied Price per Lycos Share               $    97.55

Implied Equity Value(a)                     $    12.9 bn

Less Cash and Cash Equivalents              $    (0.6)bn
------------------------------              --------------
Implied Enterprise Value                    $    12.2 bn
------------------------------              --------------



Enterprise Value as Multiple of:

Revenues ($ m)

     LTM                             315                 38.9 x

     2000E(b)                        321                 38.2 x

     2001E(b)                        442                 27.7 x

Unique Visitors (m)                   33           $    372.3



o    Based on 132 million fully diluted Lycos shares
o    Analyst consensus


                                                      Description of the Collar

                                                   Amount of
                                                   New Terra        Implied        Implied
                      Terra                        Shares to         Lycos         Terra
                     Average       Exchange        be Issued        Market         Market        % Lycos/
                    Price(a)       Ratio(b)           (m)           Cap(c)         Cap(d)        % Terra

Upper End         $68.06           1.433x            189.2          $12.9bn        $21.7bn       37%/63%

Central           $56.72           1.72x             227.0          $12.9bn        $18.1bn       42%/58%
Reference
Lower End         $45.37           2.150x            283.8          $12.9bn        $14.5bn       47%/53%


o    Average closing price of Terra shares for the ten days ending on the tenth day prior to the closing date of the transaction
o    Number of Terra shares per each Lycos share
o    Assuming 132 million fully diluted Lycos shares
o    Including the shares issued in the forthcoming $2bn rights issue (I.e. 35.6 million shares)




                                                                                                                                   8


                                  Analysis of Relative Contributions

                                                                               Relative
                                                                             Contribution
(US$ million, unless
otherwise specified)        Terra        Lycos         Combined       Terra       Lycos

Revenues
LTM                           $133         $315           $448         29.7%        70.3%
2000E(a)                       155          321            476         32.6         67.4
2001E(a)                       279          442            720         38.7         61.3
EBITDA
1999                          $(79)         $(3)          $(82)          NM           NM
LTM                           (221)          13           (208)          NM           NM
2000E(a)                      (227)          42           (184)          NM           NM
2001E(a)                      (205)         103           (102)          NM           NM

Unique Visitors ('000)      11,700       32,900         44,600         26.2%        73.8%
Daily Page Views (m)            26          120            146         17.7         82.3
Market Capitalisation
As of 15 May 2000          $16,138       $8,194        $24,332         66.3%        33.7%
Max 90 Days                 39,725       10,355         50,080         79.3         20.7
Min 90 Days                 14,542        4,537         19,080         76.2         23.8

o    Analyst consensus


                           Key Investment Highlights

o    Creation of a unique global Internet player

         -        Valuable strategic partners: Telefonica and Bertlesmann
         - Global presence in 37 countries, being leader in key Internet markets
         -        175 million page views per day
         -        Diversified revenues of $110 million

o Unparalleled depth and breadth to access platforms and technologies: fixed, wireless, satellite, ADSL, cable

o Strong content base through Telefonica Media, Endemol and strategic relationship with Bertlesmann

o    49% of mobile multi-access portal

o    A "must buy" network for advertisers and e-commerce partners

o    Opportunity to fully exploit market premium assigned to first movers

o    Substantial synergy potential

o    Strong management team

[GRAPHIC OMITTED]

         The most complete and best prepared investment vehicle on the road to convergence

                            Terra Lycos Leadership

o    Senior management

     -    Chairman: Juan Villalonga

     -    CEO: Bob Davis

     -    COO: Abel Linares

     -    CFO: Ted Philip


o    Board of directors

     -    14 Total, 7 Independents, 4 from Telefonica/Terra and 3 from
          Lycos

                         Terra Lycos Strategic Vision
        Value for Consumers and Shareholders Will be Created by Leading
             the Convergence of Media and Communications Globally


Fixed Telephony

                                                                 Web TV/Media


Mobile Communication

                                                                 Cable Modems


                                  terra LYCOS

                            Multiple-Access Portal
                                     (MAP)

                                                       Wireless

                PDAs

                                   Web Phone

[GRAPHIC OMITTED]

                          The Global Convergence Race


The only company with...

                                                terra LYCOS


Global Presence                                        X

Content                                                X

Fixed Telephony                                        X

Wireless                                               X

ADSL                                                   X

Cable                                                  X

Satellite                                              X

Multi Access Platform                                  X

                                      Terra Networks

                                      The Leading Global Spanish and Portuguese
                                      Language Internet Access and Content
                                      Company


terra

o    2 million subscribers

o    14 countries

o    Multiple access offerings

o    Rich/compelling content

o    Network model

                      Terra Networks: Leadership in Spain
                               and Latin America


                           "Think Global, Act Local"



United                        terra
States                                                               terra
       Argentina                       terra
       Brazil                                                           Spain
       Costa Rica
       Chile
       El Salvador                             terra
       Guatemala
       Honduras
       Mexico                            terra
       Nicaragua
       Panama
       Peru
       Venezuela

[GRAPHIC OMITTED]

                         The Internet's Leading Multi-
                                 Brand Network


                                     Lycos

o    46% U.S. reach

o    148 Million page views per day worldwide

o    Four of the world's top 20 internet sites

o    29 countries

o    Network model

                          Lycos: Leadership in North
                           America, Europe and Asia


     Lycos
     Canada

                          Lycos                                    Lycos
                          Europe                                   Korea
     Lycos                                           Lycos
                                                Greater China,
                                                Asia, and the
                                                 Pacific Rim

                                                                         Lycos
                                                                         Japan

              Lycos
             Americas


[GRAPHIC OMITTED]

                           The Leading Telecom Group
                          in Spain and Latin America


                                  Telefonica

          o    #1 Telco in Spain and Latin America

          o    #6 Wireless service provider worldwide

          o    #1 TV broadcaster in Spain and Argentina (#2 Pay TV)

          o    More than 62 million customers

                               Telefonica Access



    Terra Lycos: Multiple Access Through Strategic Alliance with Telefonica


                                Fixed Telephony

                                     Cable

                                   Wireless

                                   Broadband

                                                         Telefonica Servicios
      Telefonica               Telefonica Media             Moviles, S.A.

o     40 Mil. lines          2.3 Mil. Subscribers        20 Mil. Subscribers
o     ADSL                      Cable Broadband          Wireless Broadband

                                62.3 Mil. Total


[GRAPHIC OMITTED]

                             Creation of Wireless
                           Multi Access Portal (MAP)



                          o     Joint Venture Terra Lycos
                                (49%) & Telefonica Moviles
                                (51%)

                                o    Access through
                                     wireless
                                     platform

                                o    Content
        Telefonica Servicios         distribution to             terra LYCOS
            Moviles, S.A.            20 million
                                     customers

                                o    Realtime
                                     E-Commerce

                                o    Anytime Anyplace

                                o    Killer
                                     applications

[GRAPHIC OMITTED]

                   Endemol's Strong Presence in Key Markets


Endemol is the leading independent TV producer in the Netherlands, Spain, Italy, Portugal, Poland & Scandinavia and in the top 3 in the remaining countries where it operates

                         Belgium          Scandinavia          Poland
                         o   Endemol      o   Metronome        o  Endemol
                             Belgium                              Neovision

     United Kingdom                                            Germany
     o  GMG Endemol                                            o  Endemol
                                                                  Entertainment
     France                                                       Productions
     o  Groupe ASP                                             o  Non Fiction
        Endemol                                                o  GAT
                                                               o  Flamingo Film
     Portugal                                                  o  Meta
     o  Endemol                                                o  Helkon
        Portugal

                  Spain                                 The Netherlands
                  o  Gestmusic Endemol                  o   John de Mol
                  o  Zeppelin                               Producties
                  o  Telepolis.com        Italy         o   Joop van den
                  o  Medicinatv.com       o   Aran          Ende TV
                                                            Producties
                                                        o   Rene Stokvis
                                                            Producties
                                                        o   SBSnet.nl
               South Africa
               o  Endemol South Africa

[GRAPHIC OMITTED]

                               Telefonica Media

                              Telefonica Content

Antena 3 TV   Via Digital     Pearson       Onda Cero      Hispasat
   48.6%          47%            5%           100%          22.78%

                             Recoletos
                                95%                           Lolafilms 50%

                                                            Movierecord 100%
                              Unedisa
                                30%                            Azul TV 50%
    Audiovisual Sport
           40%                                                 TELEFE 100%


[GRAPHIC OMITTED]

                Bertelsmann delivers leading content worldwide as the premier content provider on Terra Lycos



Bertelsmann                                   Committed $1 bn in revenues
                                                 over a 5 year period
Representative Brands                                o    Bertelsmann is
o    Random House (#1 publishing house                    the most
     worldwide)                                           international
o    CLT-UFA/Pearson TV  (#1 TV producer                  media company in
     worldwide, # 1 TV distributor in Europe)             the world and
o    Gruner + Jahr (#1 magazine publisher in              the leading
     Europe)                                              media company on
o    BMG Entertainment (#4 music company in               the Internet
     the world)
o    BertelsmannSpringer                             o    Bertelsmann
o    (#1 in professional information in                   occupies leading
     Germany)                                             market positions
o    Bertelsmann Direct (#1 in clubs                      worldwide with
     worldwide, #2 in media e-commerce                    over 600 companies
     worldwide)                                           in 54 countries
o    Bertelsmann Arvato (#1 Printing house in
     Europe, # 1 in distribution/services)
                                  terra LYCOS


                 The Creation of a Global Leader in Internet,
                         New Media and Communications

                    Terra Lycos: Global Internet Leadership


o    Global presence in 37 countries

o    175 Million page views per day

o Diversified revenues of 110 Million dollars (March Quarter) spread between advertising (52%), ISP (26%), e-commerce (22%)

o    #3 Internet company in the world

o    Alliances with Telefonica and Bertelsmann

                             Terra Lycos Leads in
                                Growth Regions


                              1999-2003 CAGR (%)*



                  37
                                  31
27
                                                23
                                                                    22

World             Latin          Asia          U.S.               Europe
                America

#3                 #1            #1,#3         #1,#4                #2


* Number of Internet users.

Source: International Data Corporation

[GRAPHIC OMITTED]

                       The Terra Lycos Value Proposition



Providing               Aggregating           Offering Rich           Monetizing
Access                  Audience              Content                 Traffic


[GRAPHIC OMITTED]

                       The Terra Lycos Value Proposition



Providing               Aggregating           Offering Rich           Monetizing
Access                  Audience              Content                 Traffic
Terra Libre

Lycos Free

Commundo

Terra Line

Terra Premium

[GRAPHIC OMITTED]

                      The Terra Lycos Value Proposition



Providing               Aggregating           Offering Rich           Monetizing
Access                  Audience              Content                 Traffic

Terra Libre             terra

Lycos Free              LYCOS

Commundo                HOTBOT

Terra Line              Angelfire

Terra Premium           tripod

[GRAPHIC OMITTED]

                       The Terra Lycos Value Proposition



Providing               Aggregating           Offering Rich           Monetizing
Access                  Audience              Content                 Traffic

Terra Libre             terra                 QUOTE.COM

Lycos Free              LYCOS                 GAMESVILLE

Commundo                HOTBOT                terra

Terra Line              Angelfire             sonique

Terra Premium           tripod                invertia.com

                                              WIREDNEWS

                                              BigBrother

                                              LYCOS ZONE

[GRAPHIC OMITTED]

                     Terra Lycos: High Value-Added Content




   Telefonica Media                                            Bertlesmann
o    #1 Broadcast TV                      terra          o     World's 3rd
     in Spain &                           LYCOS                Largest Media
     Argentina                                                 Conglomerate
o    #2 Pay TV in                                              Present in 54
     Spain &                                                   Countries
     Argentina                                           o     Active in:
o    Radio                               Endemol               - New Media
                                                               - Book publishing
                                    Leading independent        - Music
                                    TV  producer in the        - TV broadcasting
                                    Netherlands, Spain,        - Periodicals
                                    Italy, Portugal,
                                    Poland & Scandinavia


[GRAPHIC OMITTED]

                       The Terra Lycos Value Proposition



Providing               Aggregating         Offering Rich     Monetizing
Access                  Audience            Content           Traffic

Terra Libre             terra               QUOTE.COM         LYCOShop

Lycos Free              LYCOS               GAMESVILLE        WINGSPANBANK.COM

Commundo                HOTBOT              terra             BARNES&NOBLE

Terra Line              Angelfire           sonique           BBVA

Terra Premium           tripod              invertia.com      De Remate.com

                                            WIREDNEWS

                                            BigBrother        amadeus

                                            LYCOS ZONE

[GRAPHIC OMITTED]

                          Advertising and E-Commerce

                     A "must buy" network for advertisers
                            and e-commerce partners


o    Global coverage and content

o    Multi-national advertising platform

o    Only significant English and Spanish Internet company
     ----

o    Improved content will yield increased stickiness

o    Sales staff of 300+

                          Advertising and E-Commerce

A&E         El Corte      AMERICAN       COMPAQ        BMW          LYCOShop
AandE.com   Ingles        EXPRESS

MEXICANA    Fidelity      E-LOAN         WINGSPAN      Nobel
            Investments                  BANK.COM      Livrario a papelaria O
                                                       prazor do lor
Procter &   BARNES &      De             BRITISH
Gamble      NOBLE         Remate.        AIRWAYS
                          com

GAP         Coca-Cola     intel          IBM           BBVA         THE WALL
                                                                    STREET
                                                                    JOURNAL

amadeus     Banco         AT&T           Nintendo      Forbes       Via Plus
            Zaragozono                   by            MAGAZINE     Super-
                                         Gradiente                  tienda

SONY        Eddie Bauer   Kodak          UNIVANCO      Marriott.com


[GRAPHIC OMITTED]

                         Synergies and Value Creation
                                   Potential

                                                                     Additional
                                                                       Annual
                                                                    Revenues ($)

   Revenue   O   Advertising revenues                                 up to 200m
  Synergies  O   Cross fertilization of content                       up to 45m
             O   e-commerce                                                 45m
             O   Bertelsmann deal                                          200m
             O   Total potential additional revenues                  up to 500m

   Avoided   O   Lycos expansion into Spanish & Portuguese world             1bn
    Costs    O   Terra's expansion into the US                               3bn
             O   Terra's expansion into Europe                               2bn
             O   Total avoided costs                                         6bn

   Mobile    O   Potential access subscribers in 18 months = $4m
   Portal    O   Current value of Terra with 2 million access
                 subscribers = $18bn

                           Terra Lycos: Creation of
                               Shareholder Value

o   Ideally positioned as the global leader

o   Large scale, broad scope of diversified revenue streams

o   Unparalleled depth and breadth of access platforms and technologies

o   Valuable strategic partners - Telefonica and Bertelsmann

o The most complete and best prepared investment vehicle on the road to convergence

o   Opportunity to fully exploit premium assigned to first mover

                         Terra Lycos: A Global Leader
                            in Key Internet Regions


         Canada, #1
                              Western Europe, #2

U.S. Hispanic, #1                                                   Japan, #2

Total U.S., #4
                                                              Korea, #1

             Latin America, #1              Asia Pacific, #1

[GRAPHIC OMITTED]